Exhibit 10.7

AMENDMENT No. 2

LICENSE AGREEMENT No. 15-C02736

between

NATIONAL TECHNOLOGY & ENGINEERING SOLUTIONS OF SANDIA, LLC

and

LIFELOC TECHNOLOGIES, INC.

National Technology & Engineering Solutions of Sandia, LLC (NTESS), a Delaware limited liability company and Lifeloc Technologies, Inc., a Colorado corporation, entered into License Agreement #15-C02736 executed on August 29, 2016 (Agreement) and Amendment Number One (1) executed on June 11, 2020.

Pursuant to the terms and conditions of the Agreement, the Parties are executing this document to amend the Agreement as set forth herein:

1.	In Exhibit B:

a.	the following six (6) granted patents are added under Sandia Patents:
i.	U.S. Patent No. 10,969,398, Detection of Metabolites for Controlled Substances, issued on April 6, 2021 (SD-13243.2)

b.	all patent applications listed under Sandia Patent Applications are deleted and replaced with RESERVED.

2.	In Exhibit D: XXX

UCI — NTESS PROPRIETARY INFORMATION

Except as specifically modified or amended by the terms in this Amendment Number Two (2), Amendment Number One (1) executed on June 11, 2020 and License Agreement #C02736 executed on August 29, 2016 and all provisions contained therein are, and shall continue, in full force and effect.

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NATIONAL TECHNOLOGY & ENGINEERING SOLUTIONS OF SANDIA, LLC:	LIFELOC TECHNOLOGIES, INC.:

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UCI — NTESS PROPRIETARY INFORMATION

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